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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /

     Check the appropriate box:
     / / Preliminary proxy statement
     / / Definitive proxy statement
     /X/ Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              MERCK & CO., INC.
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                (Name of Registrant as Specified in Its Charter)

                              MERCK & CO., INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1

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     (4) Proposed maximum aggregate value of transaction:

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     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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    /1 Set forth the amount on which the filing fee is calculated and state how it was determined.
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                               (Merck Letterhead)

                          A MESSAGE FROM THE CHAIRMAN

TO THE STOCKHOLDERS:

     This letter and the enclosed proxy card are being sent to you on behalf of the Board of Directors of Merck.

     We realize that you have received several proxy cards in recent weeks and wanted to explain the reason for these extraordinary mailings.

     Merck has been soliciting proxies for the election of its nominees to the
Board: Mr. Lawrence A. Bossidy, Mr. Charles E. Exley, Jr., Dr. William N. Kelley, and Mr. Martin J. Wygod. In connection with our solicitation, we have been using a white proxy card.

     You may have also received materials from Mr. Thomas J. Kelly of the Sheet Metal Workers' International Association, Local Union 19, in Philadelphia, Pennsylvania soliciting proxies -- IN OPPOSITION TO YOUR BOARD OF
DIRECTORS -- for his election as a director of the Company. He and his union may have sent you a white proxy card that is very similar to what your Company previously sent to you.

     In the past, Mr. Kelly has acted to further the interests of his union in a manner adverse to your Company and its stockholders. During the last seven years, he has attempted to force your Company to change its practice of hiring the best available contractors and employees.

     Your Board of Directors opposes Mr. Kelly's solicitation and urges you not to vote any card that you receive from Mr. Kelly. We believe that Mr. Kelly's current solicitation is nothing more than a new phase in his campaign of harassing your Company for personal motives.

     Your Board of Directors strongly recommends that you vote ONLY the proxy card from Merck and that you support your Company's nominees to the Board.

     To be certain that your vote is cast for your Board's nominees, we have enclosed another proxy card.

     Please sign, date and return the enclosed proxy card now, EVEN IF YOU HAVE PREVIOUSLY VOTED. Remember -- only the latest dated proxy counts.

     The Annual Meeting of Stockholders will be held on April 26, 1994, only two weeks away. Please vote your proxy now.

                                          Sincerely,

                                          [Facsimile Signature]

                                          P. Roy Vagelos, M.D.
                                          Chairman and Chief Executive Officer